                                                                   Exhibit 10.66


                            SUBSTITUTION CERTIFICATE



To:   ABN AMRO Bank, N.V., Tokyo Branch
      13F, Shiroyama JT Mori Building
      4-3-1, Toranomon, Minato-ku
      Tokyo 105, Japan

                                                            Date: March 19, 1999
Attention:   [_________________________]


                            Substitution Certificate

         This Substitution Certificate relates to (a) a Loan Agreement dated September 30, 1998 (as amended by that certain Supplemental Agreement dated December 25, 1998) (the "Agreement") between (1) Lam Research Co., Ltd. as Borrower, (2) the banks and financial institutions whose respective names and addresses are set out in schedule 1 thereto as Lenders and (3) ABN AMRO Bank N.V., Tokyo Branch as Agent; and (b) the Guaranty as defined in the Agreement. Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

1 ABN AMRO Bank N.V., Tokyo Branch (the "Existing Lender") (a) confirms the accuracy of the summary of its participation in the Loan set out in the schedule hereto; and (b) requests Union Bank of California, N.A., Tokyo Branch (the "Substitute") to accept by way of transfer the portion of that participation specified in the schedule hereto by counter-signing and delivering this Substitution Certificate to the Agent at its address for the service of notices specified in the Agreement.

2 The Substitute hereby requests the Agent (on behalf of itself, the Borrower and the Lenders) to accept this Substitution Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 15.4 of the Agreement and Subparagraph 8(e) of the Guaranty, so as to take effect in accordance with the respective terms thereof on March [__], 1999 (the "Effective Date") or on such later date as may be determined in accordance with the terms thereof.

3 The Agent (for itself and the other Lenders) confirms the transfer effected by this Substitution Certificate pursuant to and for the purposes of Clause 15.4 of the Agreement and Subparagraph 8(e) of the Guaranty so as to take effect in accordance with the terms thereof.

4        The Substitute confirms:

         (a) that it has received a copy of the Agreement and the Guaranty and all other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

         (b) that it has made and will continue to make its own assessment of the validity, enforceability and sufficiency of the Agreement, the Guaranty and this Substitution Certificate and has not relied and will not rely on the Existing Lender, the Arranger or the Agent or any statements made by any of them in that respect;

         (c) that it has made and will continue to make its own credit assessment of the Borrower and has not relied and will not rely on the Existing Lender, the Arranger or the Agent or any statements made by either of them in that respect; and

         (d) accordingly, none of the Existing Lender, the Arranger nor the Agent shall have any liability or responsibility to the Substitute in respect of any of the foregoing matters.

5 Execution of this Substitution Certificate by the Substitute constitutes its representation to the Existing Lender and all other parties to the Agreement that it has power to become party to the Agreement as a Lender on the terms herein and therein set out and has taken all necessary steps to authorize execution and delivery of this Substitution Certificate.

6 The Existing Lender makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the

         Agreement, the Guaranty or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or any other party to the Agreement or the Guaranty or for the performance and observance by the Borrower or any other such party of any of its obligations under the Agreement, the Guaranty or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7 The Substitute hereby undertakes to the Existing Lender, the Borrower and Agent that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement will be assumed by it after acceptance of this Substitution Certificate by the Agent.

8 Upon the effectiveness of this Substitution Certificate, Clause 10.1(h) of the Agreement shall be deemed deleted in its entirety and of no further force and effect, and Borrower shall be relieved of any further obligation or liability thereunder.

9 This Substitution Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Japan.

Note: This Substitution Certificate is not a security, bond, note, debenture, investment or similar instrument.

Executed by the authorized signatories of the parties on the date appearing below.

                                  The Schedule

----------------------      -------------------
Amount of Contribution      Portion transferred
          (Y)                       (Y)
----------------------      -------------------
    (Y)850,000,000            (Y)850,000,000
----------------------      -------------------


                      Administrative Details of Substitute
                      ------------------------------------

Lending office:            Union Bank of California, N.A., Tokyo Branch
                           Hatchobori Center Building
                           6-1 Hatchobori, 4-Chome
                           Chou-ku, Tokyo 104 Japan
Account for payments:      Bank of Tokyo-Mitsubishi, Ltd. Head Office
                           0019151209
Telephone:                 81-3-554-30352
Telefax:                   81-3-554-30356
Attention                  Tsutomu Aruga:

Existing Lender:  ABN AMRO BANK N.V.,            Substitute:  UNION BANK OF
                  TOKYO BRANCH                                CALIFORNIA, N.A.,
                                                              TOKYO BRANCH
By:     __________________________________       By:     __________________________________
Title:  __________________________________       Title:  __________________________________
Date:   __________________________________       Date:   __________________________________

Arranger:  UNION BANK OF CALIFORNIA, N.A.

By:     __________________________________
Title:  __________________________________
Date:   __________________________________

Agent:  ABN AMRO BANK N.V., TOKYO BRANCH

By:     __________________________________
Title:  __________________________________
Date:   __________________________________

Consented to:

Borrower:  LAM RESEARCH CO., LTD.

By:     __________________________________
Title:  __________________________________
Date:   __________________________________